3Q2023
Supplemental Information
FURNISHED AS OF NOVEMBER 3, 2023 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (“Legacy HR” and, after the closing of the merger, the “Company” or "HR") and Healthcare Trust of America, Inc. (“HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not necessarily indicative of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; failure to realize the expected benefits of the Merger; the risk that the Company’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants & Liquidity
13	Investment Activity
14	Re/development Activity
15	Portfolio
16	Health Systems
17	MOB Proximity to Hospital
18	Lease Maturity & Occupancy
19	Leasing Statistics
20	Merger Combined Same Store
22	NOI Reconciliations
24	EBITDA Reconciliations
25	Components of Net Asset Value
26	Components of Expected FFO

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

The following applies to all same store disclosures reported in this supplemental report. Subsequent to its merger with Healthcare Trust of America ("Legacy HTA") on July 20, 2022, the Company began reporting combined same store results in the third quarter of 2022, which are now referred to as Merger Combined Same Store. Merger Combined Same Store includes the Company’s same store properties, including Legacy HTA properties, that were owned for the full comparative period, and that meet all elements of the Company’s same store criteria. The Company presents the combined companies’ same store portfolios to provide an understanding of the operating performance and growth potential of the combined company.

•Net loss attributable to common stockholders for the three months ended September 30, 2023 was $67.8 million or $0.18 per diluted common share.
•Normalized FFO per share totaled $0.39.
•Merger combined total same store cash NOI for the third quarter increased 2.3% over the prior year, and 2.8% for the trailing twelve months ended September 30, 2023.
•Predictive growth measures in the Merger Combined Same Store portfolio include:
◦Average in-place rent increases of 2.8%
◦Future annual contractual increases of 3.0% for leases commencing in the quarter.
◦Weighted average MOB cash leasing spreads of 4.8% on 622,000 square feet renewed:
▪1% (<0% spread)
▪3% (0-3%)
▪77% (3-4%)
▪19% (>4%)
◦Tenant retention of 76.1%
◦Year-over-year absorption of 56,000 square feet resulted in an average occupancy increase of 20 basis points to 89.2%.
•Portfolio leasing activity that commenced in the third quarter totaled 1,139,000 square feet related to 360 leases:
◦692,000 square feet of renewals
◦401,000 square feet of new and 46,000 square feet of expansion leases
•The Company executed new leases totaling 447,000 square feet in the quarter that will commence in future periods, an increase of 19% over the second quarter and 86% over the first quarter.
◦New leasing momentum for the legacy HTA properties was particularly strong, representing 62% of activity year-to-date, while comprising approximately one-half of the multi-tenant portfolio square footage.
•The multi-tenant leased percentage was 87.2% at September 30, which was 210 basis points greater than occupancy.
◦The multi-tenant Legacy HTA leased percentage was 85.2%, which was 250 basis points greater than occupancy.
•As of October 23, 2023, the pipeline of new leasing activity totaled 1.7 million square feet, which includes 16% in the lease documentation phase, 37% in the proposal and letter of intent phase, and 47% active prospects in the touring phase.
•During the third quarter, the Company sold five properties totaling $208.7 million and year-to-date has sold nine properties totaling $318.3 million. The Company expects to generate $138 million of proceeds from properties under contract that are expected to close by year-end. An additional $182 million of proceeds are expected to be generated from properties under letter of intent to sell with closings expected to be completed in fourth quarter 2023 and first quarter 2024.
•Net debt to adjusted EBITDA was 6.6 times at the end of the quarter. Leverage is expected to decline from additional asset sales and underlying portfolio NOI growth. The Company's variable rate debt reduced from 14.6% to 13.0% of net debt as of June 30 and September 30, respectively. In October, the Company executed interest rate swaps totaling $200 million in anticipation of expiring interest rate swaps in January 2024.
•A dividend of $0.31 per share was paid in August. A dividend of $0.31 per share will be paid on November 30, 2023 to stockholders and OP unitholders of record on November 14, 2023.
•On Friday, November 3, 2023, at 12:00 p.m. Eastern Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends. Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address. Conference Call Access Details: Domestic Dial-In Number: +1 646-904-5544 access code 681379; All Other Locations: +1 833-470-1428 access code 681379. Replay Information: Domestic Dial-In Number: +1 929-458-6194 access code 207459; All Other Locations: +1 866-813-9403 access code 207459.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 4

Salient Facts [1]
AS OF SEPTEMBER 30, 2023

Properties

697 properties totaling 41.0M SF
73 markets in 35 states
93% managed by Healthcare Realty
92% outpatient medical facilities
60% of NOI in Top 15 Markets

Capitalization

$11.4B enterprise value as of 9/30/23
$5.9B market capitalization as of 9/30/23
384.9M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2 S&P/Moody's
48.3% net debt to enterprise value at 9/30/23
6.6x net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty (NYSE: HR) is a real estate investment trust (REIT) that owns and operates medical outpatient buildings primarily located around market-leading hospital campuses. The Company selectively grows its portfolio through property acquisition and development. As of September 30, 2023, the Company was invested in 697 real estate properties in 35 states totaling 41.0 million square feet and had an enterprise value of approximately $11.4 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 93% of its portfolio.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
Stifel, Nicolaus & Company, Inc.
Wedbush Securities
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Retired Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 6

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Real estate properties
Land	$1,387,821	$1,424,453	$1,412,805	$1,439,798	$1,449,550
Buildings and improvements	11,004,195	11,188,821	11,196,297	11,332,037	11,439,797
Lease intangibles	890,273	922,029	929,008	959,998	968,914
Personal property	12,686	12,615	11,945	11,907	11,680
Investment in financing receivables, net	120,975	121,315	120,692	120,236	118,919
Financing lease right-of-use assets	82,613	83,016	83,420	83,824	79,950
Construction in progress	85,644	53,311	42,615	35,560	43,148
Land held for development	59,871	78,411	69,575	74,265	73,321
Total real estate investments	13,644,078	13,883,971	13,866,357	14,057,625	14,185,279
Less accumulated depreciation and amortization	(2,093,952)	(1,983,944)	(1,810,093)	(1,645,271)	(1,468,736)
Total real estate investments, net	11,550,126	11,900,027	12,056,264	12,412,354	12,716,543
Cash and cash equivalents	24,668	35,904	49,941	60,961	57,583
Assets held for sale, net	57,638	151	3,579	18,893	185,074
Operating lease right-of-use assets	323,759	333,224	336,112	336,983	321,365
Investments in unconsolidated joint ventures	325,453	327,245	327,746	327,248	327,752
Other assets, net and goodwill	822,084	797,796	795,242	693,192	587,126
Total assets	$13,103,728	$13,394,347	$13,568,884	$13,849,631	$14,195,443

LIABILITIES AND STOCKHOLDERS' EQUITY
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Liabilities
Notes and bonds payable	$5,227,413	$5,340,272	$5,361,699	$5,351,827	$5,570,139
Accounts payable and accrued liabilities	204,947	196,147	155,210	244,033	231,018
Liabilities of properties held for sale	3,814	222	277	437	10,644
Operating lease liabilities	273,319	278,479	279,637	279,895	268,840
Financing lease liabilities	74,087	73,629	73,193	72,939	72,378
Other liabilities	211,365	219,694	232,029	218,668	203,398
Total liabilities	5,994,945	6,108,443	6,102,045	6,167,799	6,356,417

Redeemable non-controlling interests	3,195	2,487	2,000	2,014	—

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,809	3,808	3,808	3,806	3,806
Additional paid-in capital	9,597,629	9,595,033	9,591,194	9,587,637	9,586,556
Accumulated other comprehensive income (loss)	17,079	9,328	(8,554)	2,140	5,524
Cumulative net income attributable to common stockholders	1,069,327	1,137,171	1,219,930	1,307,055	1,342,819
Cumulative dividends	(3,684,144)	(3,565,941)	(3,447,750)	(3,329,562)	(3,211,492)
Total stockholders' equity	7,003,700	7,179,399	7,358,628	7,571,076	7,727,213
Non-controlling interest	101,888	104,018	106,211	108,742	111,813
Total equity	7,105,588	7,283,417	7,464,839	7,679,818	7,839,026
Total liabilities and stockholders' equity	$13,103,728	$13,394,347	$13,568,884	$13,849,631	$14,195,443

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Revenues
Rental income	$333,335	$329,680	$324,093	$329,399
Interest income	4,264	4,233	4,214	4,227
Other operating	4,661	4,230	4,618	4,436
	342,260	338,143	332,925	338,062
Expenses
Property operating	131,639	125,395	122,040	117,009
General and administrative	13,396	15,464	14,935	14,417
Acquisition and pursuit costs [1]	769	669	287	92
Merger-related costs	7,450	(15,670)	4,855	10,777
Depreciation and amortization	182,989	183,193	184,479	185,275
	336,243	309,051	326,596	327,570
Other income (expense)
Interest expense before merger-related fair value	(55,637)	(54,780)	(52,895)	(52,464)
Merger-related fair value adjustment	(10,667)	(10,554)	(10,864)	(11,979)
Interest expense	(66,304)	(65,334)	(63,759)	(64,443)
Gain on sales of real estate properties	48,811	7,156	1,007	73,083
Gain on extinguishment of debt	62	—	—	119
Impairment of real estate assets and credit loss reserves	(56,873)	(55,215)	(31,422)	(54,452)
Equity (loss) gain from unconsolidated joint ventures	(456)	(17)	(780)	89
Interest and other income (expense), net	139	592	547	(1,168)
	(74,621)	(112,818)	(94,407)	(46,772)
Net loss	$(68,604)	$(83,726)	$(88,078)	$(36,280)
Net loss attributable to non-controlling interests	760	967	953	516
Net loss attributable to common stockholders	$(67,844)	$(82,759)	$(87,125)	$(35,764)

Basic earnings per common share	$(0.18)	$(0.22)	$(0.23)	$(0.10)
Diluted earnings per common share	$(0.18)	$(0.22)	$(0.23)	$(0.10)

Weighted average common shares outstanding - basic	378,925	378,897	378,840	378,617
Weighted average common shares outstanding - diluted [2]	378,925	378,897	378,840	378,617

STATEMENTS OF INCOME SUPPLEMENTAL INFORMATION
	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Interest income
Financing receivables	$2,002	$2,053	$2,144	$2,203
Interest on mortgage and mezzanine loans	2,262	2,180	2,070	2,024
Total	$4,264	$4,233	$4,214	$4,227

Other operating income
Parking income	$2,751	$2,370	$2,391	$2,413
Management fee income	1,552	1,597	1,973	1,803
Miscellaneous	358	263	254	220
Total	$4,661	$4,230	$4,618	$4,436

1Includes third party and travel costs related to the pursuit of acquisitions and developments.
2Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the Company's OP totaling 4,042,993 units was not included.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Net loss attributable to common stockholders	$(67,844)	$(82,759)	$(87,125)	$(35,764)
Net loss attributable to common stockholders per diluted share [3]	$(0.18)	$(0.22)	$(0.23)	$(0.10)

Gain on sales of real estate assets	$(48,811)	$(7,156)	$(1,007)	(73,083)
Impairments of real estate assets	56,873	55,215	26,227	54,452
Real estate depreciation and amortization	185,143	185,003	186,109	186,658
Non-controlling loss from partnership units	(841)	(1,027)	(1,067)	(382)
Unconsolidated JV depreciation and amortization	4,421	4,412	4,841	4,020
FFO adjustments	$196,785	$236,447	$215,103	$171,665
FFO adjustments per common share - diluted	$0.51	$0.62	$0.56	$0.45
FFO	$128,941	$153,688	$127,978	$135,901
FFO per common share - diluted	$0.34	$0.40	$0.33	$0.35

Acquisition and pursuit costs	769	669	287	92
Merger-related costs	7,450	(15,670)	4,855	10,777
Lease intangible amortization	213	240	146	137
Non-routine legal costs/forfeited earnest money received	—	275	—	194
Debt financing costs	(62)	—	—	625
Allowance for credit losses [4]	—	—	8,599	—
Merger-related fair value adjustment	10,667	10,554	10,864	11,979
Unconsolidated JV normalizing items [5]	90	93	117	96
Normalized FFO adjustments	$19,127	$(3,839)	$24,868	$23,900
Normalized FFO adjustments per common share - diluted	$0.05	$(0.01)	$0.06	$0.06
Normalized FFO	$148,068	$149,849	$152,846	$159,801
Normalized FFO per common share - diluted	$0.39	$0.39	$0.40	$0.42

Non-real estate depreciation and amortization	475	802	604	624
Non-cash interest amortization, net [6]	1,402	1,618	682	2,284
Rent reserves, net	442	(54)	1,371	(100)
Straight-line rent income, net	(8,470)	(8,005)	(8,246)	(9,873)
Stock-based compensation	2,556	3,924	3,745	3,573
Unconsolidated JV non-cash items [7]	(231)	(316)	(227)	(316)
Normalized FFO adjusted for non-cash items	144,242	147,818	150,775	155,993
2nd generation TI	(21,248)	(17,236)	(8,882)	(13,523)
Leasing commissions paid	(8,907)	(5,493)	(7,013)	(7,404)
Capital expenditures	(14,354)	(8,649)	(8,946)	(25,669)
Total maintenance capex	(44,509)	(31,378)	(24,841)	(46,596)
FAD	$99,733	$116,440	$125,934	$109,397
Quarterly dividends and OP distributions	$119,456	$119,444	$119,442	$119,323
FFO wtd avg common shares outstanding - diluted [8]	383,428	383,409	383,335	383,228

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 432,597 for the three months ended September 30, 2023. Also includes the diluted impact of 4,042,993 OP units outstanding.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments [1]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Acquisitions [2]	$11,450	$—	$31,500	$26,388	$91,253
Re/development [3]	30,945	32,068	16,928	23,372	31,546
1st generation TI & acquisition capex [4]	9,013	10,258	11,870	21,218	12,596

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
2nd generation TI	$21,248	$17,236	$8,882	$13,523	$11,763
Leasing commissions paid	8,907	5,493	7,013	7,404	8,739
Capital expenditures	14,354	8,649	8,946	25,669	17,461
	$44,509	$31,378	$24,841	$46,596	$37,963
% of Cash NOI
2nd generation TI	10.4%	8.3%	4.2%	6.4%	5.5%
Leasing commissions paid	4.4%	2.6%	3.3%	3.5%	4.1%
Capital expenditures	7.0%	4.2%	4.3%	12.1%	8.1%
	21.8%	15.1%	11.8%	22.0%	17.7%

LEASING COMMITMENTS [5]
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Renewals
Square feet	625,762	638,587	949,285	623,363	632,690
2nd generation TI/square foot/lease year	$1.76	$1.64	$1.84	$1.90	$1.66
Leasing commissions/square foot/lease year	$1.48	$1.19	$0.87	$0.78	$1.03
Renewal commitments as a % of annual net rent	13.1%	12.8%	11.5%	11.7%	10.5%
WALT (in months) [5]	42.1	56.7	56.8	51.7	50.1

New leases
Square feet	344,524	205,565	274,344	297,340	262,904
2nd generation TI/square foot/lease year	$5.57	$7.11	$4.44	$6.25	$4.84
Leasing commissions/square foot/lease year	$1.81	$1.40	$0.83	$1.49	$1.39
New lease commitments as a % of annual net rent	32.1%	45.0%	21.6%	36.2%	28.1%
WALT (in months) [5]	85.8	81.3	84.7	72.7	87.1

All
Square feet	970,286	844,152	1,223,629	920,703	895,594
Leasing commitments as a % of annual net rent	22.6%	21.7%	14.7%	21.0%	16.9%
WALT (in months) [5]	57.6	62.7	63.1	58.4	61.0

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
3Re/development funding includes capital spend on re/developments, development completions and unstabilized properties.
4Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
5Reflects leases commencing in the quarter. Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, unstabilized properties, planned dispositions and assets classified as held for sale.
6WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 10

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF SEPTEMBER 30, 2023
	PRINCIPAL BALANCE	BALANCE [1]	MATURITY DATE	MONTHS TO MATURITY [2]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,391	5/1/2025	19	$2,470	$2,422	3.88%	4.12%
	600,000	577,124	8/1/2026	34	7,119	5,250	3.50%	4.94%	Y
	500,000	482,665	7/1/2027	45	5,737	4,688	3.75%	4.76%	Y
	300,000	297,283	1/15/2028	52	2,783	2,718	3.63%	3.85%
	650,000	572,883	2/15/2030	77	7,563	5,038	3.10%	5.30%	Y
	299,500	296,679	3/15/2030	78	1,928	1,796	2.40%	2.72%
	299,785	295,706	3/15/2031	90	1,593	1,538	2.05%	2.25%
	800,000	645,232	3/15/2031	90	8,234	4,000	2.00%	5.13%	Y
	$3,699,285	$3,416,963		62	$37,427	$27,450	2.97%	4.43%
TERM LOANS	$350,000	$349,711	7/20/2025	22	$5,638	$5,638	SOFR + 1.05%	6.30%
	200,000	199,845	5/31/2026	32	3,222	3,222	SOFR + 1.05%	6.30%
	150,000	149,606	6/1/2026	32	2,416	2,416	SOFR + 1.05%	6.30%
	300,000	299,952	10/31/2026	37	4,833	4,833	SOFR + 1.05%	6.30%
	200,000	199,467	7/1/2027	45	3,222	3,222	SOFR + 1.05%	6.30%
	300,000	298,184	1/12/2028	51	4,833	4,833	SOFR + 1.05%	6.30%
	$1,500,000	$1,496,765		36	$24,164	$24,164		6.30%
$1.5B CREDIT FACILITY	$236,000	$236,000	10/31/2027	49	$5,827	$5,827	SOFR + 0.95%	6.24%
MORTGAGES	$77,907	$77,685	various	21	$788	$831	4.20%	4.21%
	$5,513,192	$5,227,413		54	$68,206	$58,272	4.03%	5.05%	$2,550,000
Interest rate swaps					(5,315)	(5,315)
Interest cost capitalization					(795)	—
Unsecured credit facility fee & deferred financing costs					2,292	954
Amortization of fair value of swap maturing January 2024					988	—	1.21%	3.21%	Y
Financing right-of-use asset amortization					928	—
					$66,304	$53,911

DEBT MATURITIES SCHEDULE AS OF SEPTEMBER 30, 2023
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2023			$7,155	$7,155	4.46%
2024			25,473	25,473	4.39%
2025	$350,000	$250,000	16,375	616,375	5.26%
2026	650,000	600,000	28,904	1,278,904	4.92%
2027	436,000	500,000		936,000	5.07%
2028	300,000	300,000		600,000	4.96%
Thereafter		2,049,285		2,049,285	2.41%
Total	$1,736,000	$3,699,285	$77,907	$5,513,192	4.03%
Fixed rate debt balance [3]	$1,000,000	$3,699,285	$77,907	$4,777,192
% fixed rate debt to net debt (as of 9/30)				87.0%
Company share of JV net debt			$12,570

INTEREST RATE SWAPS
MATURITY	AMOUNT	FIXED SOFR RATE
January 2024	200,000	1.21%
May 2026	100,000	2.15%
June 2026	150,000	3.83%
December 2026	150,000	3.84%
June 2027	150,000	4.13%
December 2027	250,000	3.79%
As of 9/30/2023	$1,000,000	3.17%
Subsequent activity:
May 2026	100,000	4.73%
June 2027	50,000	4.71%
December 2027	50,000	4.67%
As of 11/3/2023	$1,200,000	3.43%

1Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
2Includes extension options.
3Reflects $1.0 billion of interest rate swaps.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 11

Debt Covenants & Liquidity[1]
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED SEPTEMBER 30, 2023 [2]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	38.3%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.5%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	39.4%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	3.1x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	3.1x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	8.5%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.2%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	259.2%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.2x

Other
Net debt to adjusted EBITDA [3]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.6x
Net debt to enterprise value [4]	Net debt/enterprise value	Not required	48.3%

LIQUIDITY SOURCES
Cash	$24,668
Unsecured credit facility availability	1,264,000
Consolidated unencumbered assets (gross) [5]	13,496,752

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
3Net debt includes the Company's share of unconsolidated JV net debt. See page 23 for a reconciliation of adjusted EBITDA.
4Based on the closing price of $15.27 on September 29, 2023 and 384,903,105 shares outstanding including outstanding OP units.
5Annualized third quarter 2023 unencumbered asset NOI was $786.8 million.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 12

Investment Activity
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Tampa, FL	1	0.06	BayCare Health	3/10/2023	115,867	98%	$31,500	100%
Colorado Springs, CO	1	1.30	UC Health	7/28/2023	42,770	94%	11,450	100%

YTD total	2				158,637	97%	$42,950	100%
YTD average cap rate [2]							6.5%

DISPOSITIONS TO REPAY ASSET SALE TERM LOAN
LOCATION	TYPE	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Tampa, FL & Miami, FL [3]	MOB	1/12/2023	224,037	100%	$93,250
Dallas, TX [4]	INPATIENT	1/30/2023	36,691	100%	19,210
Total			260,728	100%	$112,460

ADDITIONAL DISPOSITION ACTIVITY
LOCATION	TYPE	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
St. Louis, MO	MOB	2/10/2023	6,500	100%	$350
Los Angeles, CA	MOB	3/23/2023	37,165	100%	21,000
Los Angeles, CA [5]	MOB	3/30/2023	147,078	99%	75,000
Los Angeles, CA [6]	LAND	5/12/2023	-	—%	3,300
Albany, NY	MOB	6/30/2023	40,870	96%	10,000
Houston, TX	OFFICE	8/2/2023	57,170	88%	8,320
Atlanta, GA	MOB	8/22/2023	55,195	100%	25,142
Dallas, TX	INPATIENT	9/15/2023	161,264	100%	115,000
Houston, TX	MOB	9/18/2023	52,040	—%	250
Chicago, IL	MOB	9/27/2023	104,912	100%	59,950

Total			662,194	91%	$318,312

Average cap rate [7]					6.8%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3Includes two properties, sold in two separate transactions to the same buyer on the same date.
4Values and square feet are represented at 100%. The Company retained a 40% ownership interest in the joint venture that purchased this property.
5The Company entered into a mortgage note agreement with the buyer for $45 million.
6The Company sold a land parcel totaling 0.34 acres.
7For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 13

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	PROJECT START	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Active development
Nashville, TN	Ascension	106,194	50%	$44,000	$4,811	2Q 2021	3Q 2023
Orlando, FL [1]	Advent Health	156,566	78%	65,000	35,621	1Q 2022	4Q 2024
Raleigh, NC	UNC REX Health	120,694	29%	52,600	26,632	2Q 2022	4Q 2024
Orlando, FL	Exalt Health	45,000	100%	25,900	22,106	1Q 2023	1Q 2025
Phoenix, AZ	HonorHealth	101,000	80%	54,000	38,774	2Q 2023	2Q 2025
Total development		529,454	64%	$241,500	$127,944
Projected stabilized yield - 6.5%-8.0%
Estimated stabilization period post completion - 12 - 36 months

Active redevelopment
Washington, DC	Inova Health	259,290	82%	$21,200	$13,009	1Q 2022	2Q 2024
Houston, TX	HCA	314,861	61%	30,000	27,918	2Q 2023	4Q 2025
Charlotte, NC	Novant Health	169,135	53%	18,700	16,390	3Q 2023	1Q 2026
Washington, DC	Inova Health	57,323	64%	10,078	7,263	3Q 2023	1Q 2026
Total redevelopment		800,609	66%	$79,978	$64,580
Occupied %			60%
Projected stabilized yield - 9.0%-12.0%
Estimated stabilization period post completion - 12 - 36 months

Total active re/development projects		1,330,063	65%	$321,478	$192,524

1Investment is a construction loan with purchase rights upon completion.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 14

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT	OFFICE	WHOLLY OWNED	JOINT VENTURES[3]	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	44	3,308,315	146,519	199,800	3,654,634	226,076	3,880,710	8.9%	8.9%
Seattle, WA	15	29	1,592,501			1,592,501		1,592,501	6.1%	15.0%
Boston, MA	11	18	964,945			964,945		964,945	4.6%	19.6%
Houston, TX	5	31	2,351,135	67,500		2,418,635		2,418,635	4.5%	24.1%
Los Angeles, CA	2	21	1,034,336	63,000	104,377	1,201,713	702,453	1,904,166	4.3%	28.4%
Denver, CO	19	33	1,780,819		93,869	1,874,688	116,616	1,991,304	4.3%	32.7%
Charlotte, NC	23	32	1,792,908			1,792,908		1,792,908	4.3%	37.0%
Atlanta, GA	8	27	1,423,141			1,423,141		1,423,141	3.8%	40.8%
Miami, FL	9	20	1,244,531	133,500		1,378,031		1,378,031	3.5%	44.3%
Nashville, TN	35	12	1,135,678		108,691	1,244,369		1,244,369	2.9%	47.2%
Raleigh, NC	41	28	1,109,582			1,109,582		1,109,582	2.8%	50.0%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.8%	52.8%
Austin, TX	27	13	863,700			863,700		863,700	2.6%	55.4%
Tampa. FL	18	19	971,975			971,975		971,975	2.5%	57.9%
Indianapolis, IN	33	40	1,162,955	61,398		1,224,353	273,479	1,497,832	2.4%	60.3%
New York, NY	1	15	704,415			704,415		704,415	2.0%	62.3%
Orlando, FL	22	8	359,477	186,998		546,475		546,475	1.9%	64.2%
San Francisco, CA	13	6	452,666			452,666	110,865	563,531	1.8%	66.0%
Memphis, TN	44	11	802,221	54,416		856,637		856,637	1.8%	67.8%
Chicago, IL	3	6	607,845			607,845		607,845	1.8%	69.6%
Other (53 markets)		215	10,897,805	574,976	1,228,363	12,701,144	519,911	13,221,055	30.4%	100.0%
Total		663	36,073,254	1,288,307	1,735,100	39,096,661	1,949,400	41,046,061	100.0%
Number of properties			636	18	9	663	34	697
% of square feet			92.3%	3.3%	4.4%	100.0%
% multi-tenant			85.7%	—%	60.4%	81.7%
Investment			$12,373,395	$511,375	$485,680	$13,370,450
Quarterly cash NOI [1]			$179,631	$9,528	$7,062	$196,221
% of cash NOI			91.5%	4.9%	3.6%	100.0%

BY BUILDING TYPE
	WHOLLY OWNED
	MULTI-TENANT	SINGLE-TENANT	SUBTOTAL	JOINT VENTURE[3]	TOTAL
Number of properties	530	133	663	34	697
Square feet	31,957,299	7,139,362	39,096,661	1,949,400	41,046,061
% of square feet	77.9%	17.4%	95.3%	4.7%	100.0%
Investment [1]	$10,503,116	$2,867,334	$13,370,450	$358,015	$13,728,465
Quarterly cash NOI [1]	$149,875	$46,346	$196,221	$4,692	$200,913
% of cash NOI	74.6%	23.1%	97.7%	2.3%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.
3The Company's weighted average ownership percentage in its joint ventures was approximately 44%.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 15

Health Systems [1]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	ON/ADJACENT [3]	OFF-CAMPUS AFFILIATED [4]	TOTAL		% OF NOI
HCA	1	BBB-/Baa3	2,267,969	779,288	3,047,257	46	8.7%	784,226	2.5%	131
CommonSpirit	4	A-/Baa1	1,906,957	636,320	2,543,277	44	7.0%	906,873	2.9%	163
Baylor Scott & White	21	AA-/Aa3	2,570,180	66,376	2,636,556	29	6.6%	1,264,135	4.0%	195
Ascension Health	3	AA+/Aa2	2,156,369	97,551	2,253,920	24	5.7%	924,075	2.9%	145
Advocate Health	14	AA/Aa3	790,317	496,198	1,286,515	20	4.0%	1,125,820	3.6%	95
Tenet Healthcare Corporation	6	B+/B1	1,298,392	376,410	1,674,802	29	3.7%	390,966	1.2%	81
Wellstar Health System	75	A+/A2	896,773	23,088	919,861	18	2.7%	582,754	1.9%	81
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	10	2.6%	294,971	0.9%	32
AdventHealth	11	AA/Aa2	797,587	118,585	916,172	14	2.6%	411,598	1.3%	81
Community Health Systems	8	CCC+/Caa1	785,169	—	785,169	16	2.0%	353,558	1.1%	46
Baptist Memorial Health Care	89	A-2/--	544,122	252,414	796,536	10	2.0%	430,579	1.4%	57
Cedars-Sinai Health Systems	51	AA-/Aa3	199,701	90,607	290,308	5	1.6%	54,636	0.2%	20
Providence St. Joseph Health	5	A/A2	330,287	31,601	361,888	8	1.6%	137,032	0.4%	25
Trinity Health	7	AA-/Aa3	678,920	22,956	701,876	11	1.6%	353,168	1.1%	55
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	3	1.4%	98,398	0.3%	39
Banner Health	24	AA-/--	749,075	31,039	780,114	24	1.4%	141,286	0.5%	36
WakeMed	185	--/A2	373,980	101,597.00	475,577	13	1.3%	144,265	0.5%	21
Bon Secours Health System	22	A+/A1	405,945	—	405,945	6	1.3%	242,817	0.8%	50
Overlake Health System	291	A/Baa1	230,710	—	230,710	3	1.2%	73,676	0.3%	8
MedStar Health	45	A/A2	326,129	—	326,129	4	1.1%	203,507	0.6%	65
UNC Health Care	62	A+/Aa3	273,186	84,886	358,072	8	1.1%	220,478	0.7%	28
Other (70 credit rated)			6,508,778	3,531,414	10,040,192	195	27.2%	4,397,962	14.0%
Subtotal - credit rated [5]			24,725,411	7,034,964	31,760,375	540	88.4%	13,536,780	43.1%
Other non-credit rated [6]			1,281,438	612,886	1,894,324	37	6.5%	864,229	2.8%
Off-campus non-affiliated [7]			—	2,418,555	2,418,555	59	5.1%	—	—%
Wholly-owned			26,006,849	10,066,405	36,073,254	636	100.0%	14,401,009	45.9%
Joint ventures			1,143,456	579,868	1,723,324
Total			27,150,305	10,646,273	37,796,578

1Excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5Based on square footage, 80% is associated and 41% is leased by an investment-grade rated healthcare provider.
6Includes 37 properties associated with a hospital system that is not credit rated.
7Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 16

MOB Proximity to Hospital [1,2]

MOB BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	237	18,227,405	48.2%	37.6%
Adjacent to campus [3]	187	8,922,900	23.6%	3.9%
Total on/adjacent	424	27,150,305	71.8%	41.5%
Off campus - affiliated [4]	177	8,094,357	21.4%	3.8%
Off campus	62	2,551,916	6.8%	0.6%
	663	37,796,578	100.0%	45.9%
Wholly-owned	636	36,073,254
Joint ventures	27	1,723,324

MOB BY CLUSTER [5]
	TOTAL			HOSPITAL CENTRIC [6]
	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET
Clustered	474	26,303,078	69.6%	391	22,954,855	72.0%
Non-clustered	189	11,493,500	30.4%	129	8,915,134	28.0%
Total	663	37,796,578	100.0%	520	31,869,989	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
6Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 17

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
	SQUARE FEET						# OF WHOLLY-OWNED LEASES
	WHOLLY-OWNED AND JOINT VENTURE
	MULTI-TENANT [2]	SINGLE-TENANT	TOTAL	% OF TOTAL	JOINT VENTURES	WHOLLY-OWNED
Month-to-month	481,633	643	482,276	1.3%	20,018	462,258	226
2023	848,821	210,341	1,059,162	2.9%	61,705	997,457	265
2024	4,690,902	958,593	5,649,495	15.7%	221,589	5,427,906	1,387
2025	3,754,961	992,940	4,747,901	13.2%	183,551	4,564,350	1,084
2026	3,782,930	484,579	4,267,509	11.9%	122,587	4,144,922	999
2027	3,351,159	999,428	4,350,587	12.1%	149,766	4,200,821	842
2028	2,813,638	665,562	3,479,200	9.7%	82,809	3,396,391	744
2029	1,760,028	970,949	2,730,977	7.6%	342,627	2,388,350	396
2030	1,813,297	756,694	2,569,991	7.2%	85,985	2,484,006	355
2031	1,051,642	137,827	1,189,469	3.3%	27,799	1,161,670	237
2032	1,816,462	361,573	2,178,035	6.1%	62,415	2,115,620	285
Thereafter	2,388,213	836,298	3,224,511	9.0%	333,976	2,890,535	365
Total occupied	28,553,686	7,375,427	35,929,113	87.5%	1,694,827	34,234,286	7,185
Total building	33,551,933	7,494,128	41,046,061		1,949,400	39,096,661
Occupancy	85.1%	98.4%	87.5%		86.9%	87.6%
Leased %	87.2%	98.4%	89.2%		87.7%	89.3%
WALTR (months) [3]	50.1	64.3	55.7			51.8
WALT (months) [3]	96.5	140.3	110.7			104.0

1Excludes land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
2The average lease size in the wholly-owned multi-tenant portfolio is 3,968 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 18

Leasing Statistics

MERGER COMBINED SAME STORE RENEWALS [1]
	Q3 2023	TTM

MOB cash leasing spreads [2]	4.8%	3.6%

MOB cash leasing spreads distribution
< 0% spread	0.7%	5.5%
0-3% spread	2.9%	14.6%
3-4% spread	77.2%	62.8%
> 4% spread	19.2%	17.1%
Total	100.0%	100.0%

Tenant retention rate	76.1%	79.0%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Merger combined same store [1]	2.84%	68.0%	2.52%	17.7%	2.77%	85.7%
Acquisitions	2.80%	4.8%	2.93%	0.5%	2.82%	5.3%
Other [4]	2.69%	7.0%	2.30%	2.0%	2.60%	9.0%
Total	2.82%	79.8%	2.51%	20.2%	2.76%	100.0%
Escalator type
Fixed	2.77%	96.7%	2.58%	88.1%	2.74%	95.0%
CPI	4.29%	3.3%	1.99%	11.9%	3.19%	5.0%

TYPE AND OWNERSHIP STRUCTURE [1]
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	46.4%	71.0%	51.4%
Physician and other	53.6%	29.0%	48.6%

Lease structure
Gross	8.9%	3.0%	7.7%
Modified gross	31.3%	10.9%	27.3%
Net	59.8%	64.6%	60.8%
Absolute net [5]	—%	21.5%	4.3%

Ownership type
Ground lease	44.7%	39.0%	43.7%
Fee simple	55.3%	61.0%	56.3%

# OF LEASES BY SIZE [6]
LEASED SQUARE FEET	# OF LEASES	WALT	WALTR
0 - 2,500	3,652	71.8	36.7
2,501 - 5,000	1,808	82.9	41.8
5,001 - 7,500	638	93.9	47.0
7,501 - 10,000	359	100.2	51.9
10,001 +	728	123.9	60.8
Total Leases	7,185	104.0	51.8

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, planned dispositions and assets classified as held for sale.
2Excludes non-MOB renewals of 5,000 square feet and 54,000 square feet for the third quarter and trailing twelve months, respectively.
3Excludes leases with lease terms of one year or less.
4Includes redevelopment properties, development completion, and joint ventures.
5Tenant is typically responsible for operating expenses and capital obligations.
6Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 19

Merger Combined Same Store[1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

TOTAL MERGER COMBINED CASH NOI
	% of Total NOI	3Q 2023	2Q 2023	3Q 2022	Y-o-Y% CHANGE	TTM 2023	TTM 2022	% CHANGE
Multi-tenant	66%	$136,041	$137,637	$133,188	2.1%	$545,690	$530,580	2.8%
Single-tenant	21%	43,220	42,422	42,257	2.3%	170,825	166,542	2.6%
Joint venture	1%	2,530	2,619	2,293	10.3%	10,050	9,342	7.6%
Merger combined same store	89%	$181,791	$182,678	$177,738	2.3%	$726,565	$706,464	2.8%
Planned dispositions	1%	1,453	1,348	2,058	(29.4%)	6,970	9,923	(29.8%)
Re/development	1%	2,116	2,455	3,510	(39.7%)	10,594	15,349	(31.0%)
Wholly owned and joint venture acquisitions	7%	13,797	13,396	10,582	30.4%	52,016	26,535	96.0%
Development completions	1%	1,756	1,513	1,188	47.8%	5,941	4,120	44.2%
Completed dispositions & assets held for sale	2%	3,808	6,350	19,302	(80.3%)	31,505	95,596	(67.0%)
Merger combined total cash NOI	100%	$204,721	$207,740	$214,378	(4.5%)	$833,591	$857,987	(2.8%)

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	COUNT	SQUARE FEET	3Q 2023	2Q 2023	3Q 2022	SEQUENTIAL	Y-O-Y
Multi-tenant	462	28,232,890	86.7%	86.9%	86.6%	(31)	42
Single-tenant	122	6,564,946	99.6%	99.5%	99.5%	12	12
Joint venture	12	997,543	87.9%	88.4%	87.7%	(5)	2
Merger combined same store	596	35,795,379	89.1%	89.2%	89.0%	(24)	56
Planned dispositions	8	582,186	71.1%	72.0%	82.4%	(5)	(66)
Re/development	16	1,368,720	51.1%	51.6%	63.3%	(7)	(164)
Wholly owned and joint venture acquisitions	72	2,894,596	90.2%	90.4%	87.9%	(5)	48
Development completions	5	405,180	73.3%	71.1%	66.6%	9	43
Total portfolio	697	41,046,061	87.5%	87.6%	87.8%	(32)	(83)
Joint ventures	34	1,949,400	86.9%	87.0%	85.5%	(2)	24
Total wholly-owned	663	39,096,661	87.6%	87.6%	87.9%	(30)	(107)

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Legacy HTA properties that met the same store criteria are included in both periods shown as if they were owned by the Company for the full analysis period.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 20

Merger Combined Same Store[1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

MERGER COMBINED SAME STORE CASH NOI
	TOTAL
	3Q 2023	2Q 2023	3Q 2022	TTM 2023	TTM 2022
Base revenue	$219,904	$219,317	$215,632	$873,376	$850,489
Op. exp. recoveries	73,122	68,312	68,257	276,509	261,261
Revenues	$293,026	$287,629	$283,889	$1,149,885	$1,111,750
Expenses	111,235	104,951	106,151	423,320	405,286
Cash NOI	$181,791	$182,678	$177,738	$726,565	$706,464
Revenue per occ SF [3]	$36.72	$36.02	$35.64	$36.04	$34.96
Margin	62.0%	63.5%	62.6%	63.2%	63.5%
Average occupancy	89.2%	89.2%	89.0%	89.1%	88.8%
Period end occupancy	89.1%	89.2%	89.0%	89.1%	89.0%
Number of properties	596	596	596	596	596

Year-Over-Year Change
Revenue per occ SF [4]	3.0%			3.1%
Avg occupancy (bps)	+20			+30
Revenues	3.2%			3.4%
Base revenue	2.0%			2.7%
Exp recoveries	7.1%			5.8%
Expenses	4.8%			4.4%
Cash NOI	2.3%			2.8%

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Legacy HTA properties that met the same store criteria are included in both periods shown as if they were owned by the Company for the full analysis period.
2Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
3Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 21

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021
Net income (loss) attr. to common stockholders	($67,844)	($82,759)	($87,125)	($35,764)	$28,304	$6,130	$42,227	$21,607
Other income (expense)	74,621	112,818	94,407	46,772	(89,477)	7,479	(29,293)	(468)
General and administrative expense	13,396	15,464	14,935	14,417	16,741	10,540	11,036	8,901
Depreciation and amortization expense	182,989	183,193	184,479	185,275	158,117	55,731	54,041	51,810
Other expenses [1]	11,783	(11,969)	7,940	13,580	82,659	11,034	9,929	3,850
Straight-line rent expense	1,538	1,525	1,537	1,358	1,260	378	378	382
Straight-line rent revenue	(10,008)	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)
Other revenue [2]	(6,446)	(5,959)	(1,686)	(7,330)	(5,242)	(1,961)	(2,044)	(2,134)
Joint venture property cash NOI	4,692	4,957	4,769	4,579	3,877	2,551	2,052	1,331
Cash NOI	$204,721	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739	$84,052
Pre-merger Legacy HTA NOI	—	—	—	—	27,114	128,025	127,363	127,253
Cash NOI including pre-merger Legacy HTA NOI	$204,721	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102	$211,305
Planned dispositions	(1,453)	(1,348)	(2,087)	(2,082)	(2,058)	(2,582)	(2,669)	(2,614)
Redevelopment	(2,116)	(2,455)	(2,836)	(3,187)	(3,510)	(3,605)	(3,952)	(4,282)
Wholly owned and joint venture acquisitions	(13,797)	(13,396)	(12,767)	(12,056)	(10,582)	(9,152)	(5,371)	(1,430)
Development completions	(1,756)	(1,513)	(1,360)	(1,312)	(1,188)	(1,158)	(1,153)	(621)
Completed dispositions & assets held for sale	(3,808)	(6,350)	(8,790)	(12,557)	(19,302)	(23,548)	(25,648)	(27,098)
Merger combined same store cash NOI	$181,791	$182,678	$181,634	$180,462	$177,738	$178,157	$175,309	$175,260
Same store joint venture properties	(2,530)	(2,619)	(2,468)	(2,433)	(2,293)	(2,429)	(2,416)	(2,204)
Merger combined same store excluding JVs	$179,261	$180,059	$179,166	$178,029	$175,445	$175,728	$172,893	$173,056

TOP DOWN RECONCILIATION
	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021
Rental income before rent concessions	$336,503	$332,992	$328,115	$332,652	$301,692	$142,073	$139,775	$132,853
Rent concessions	(3,168)	(3,312)	(4,022)	(3,253)	(2,761)	(1,441)	(1,286)	(1,139)
Rental income	333,335	329,680	324,093	329,399	298,931	140,632	138,489	131,714
Parking income	2,751	2,370	2,391	2,413	2,428	1,919	1,753	2,134
Interest from financing receivable, net	2,002	2,180	2,227	2,284	2,034	1,957	1,930	1,766
Exclude straight-line rent revenue	(10,008)	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)
Exclude other non-cash revenue [3]	(1,410)	(1,018)	3,594	(3,059)	(2,280)	(1,142)	(1,322)	(1,325)
Cash revenue	326,670	323,682	322,523	319,806	292,138	141,661	139,263	133,062
Property operating expense	(131,639)	(125,395)	(122,040)	(117,009)	(112,473)	(57,010)	(57,464)	(53,032)
Exclude non-cash expenses [4]	5,079	4,556	4,336	3,764	4,034	2,975	2,888	2,691
Non-controlling interest	(81)	(60)	(114)	516	(312)	—	—	—
Joint venture property cash NOI	4,692	4,957	4,769	4,579	3,877	2,551	2,052	1,331
Cash NOI	$204,721	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739	$84,052
Pre-merger Legacy HTA NOI	—	—	—	—	27,114	128,025	127,363	127,253
Cash NOI including pre-merger Legacy HTA NOI	$204,721	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102	$211,305
Planned dispositions	(1,453)	(1,348)	(2,087)	(2,082)	(2,058)	(2,582)	(2,669)	(2,614)
Redevelopment	(2,116)	(2,455)	(2,836)	(3,187)	(3,510)	(3,605)	(3,952)	(4,282)
Wholly owned and joint venture acquisitions	(13,797)	(13,396)	(12,767)	(12,056)	(10,582)	(9,152)	(5,371)	(1,430)
Development completions	(1,756)	(1,513)	(1,360)	(1,312)	(1,188)	(1,158)	(1,153)	(621)
Completed dispositions & assets held for sale	(3,808)	(6,350)	(8,790)	(12,557)	(19,302)	(23,548)	(25,648)	(27,098)
Merger combined same store cash NOI	$181,791	$182,678	$181,634	$180,462	$177,738	$178,157	$175,309	$175,260
Same store joint venture properties	(2,530)	(2,619)	(2,468)	(2,433)	(2,293)	(2,429)	(2,416)	(2,204)
Merger combined same store excluding JVs	$179,261	$180,059	$179,166	$178,029	$175,445	$175,728	$172,893	$173,056
1Includes acquisition and pursuit costs, merger-related costs, rent reserves, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable, and tenant improvement overage amortization.
3Includes above and below market intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 22

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FULL QUARTER FFO AND NORMALIZED FFO
	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Cash NOI	$204,721	$207,740	$209,474	$211,656
General and administrative expense	(13,396)	(15,464)	(14,935)	(14,417)
Straight-line rent	10,008	9,530	9,782	11,231
Interest and other income (expense), net	139	592	547	(1,168)
Management fees and other income	1,910	1,860	2,227	2,023
Note receivable interest income	2,262	2,180	1,987	1,943
Other non-cash revenue [1]	2,250	1,918	(2,526)	3,059
Other non-cash expenses [2]	(5,079)	(4,556)	(4,336)	(3,764)
Non-real estate impairment	—	—	(5,196)	—
Unconsolidated JV adjustments	(337)	(185)	(357)	(143)
Debt Covenant EBITDA	$202,478	$203,615	$196,667	$210,420
Interest expense	(66,304)	(65,334)	(63,759)	(64,443)
Gain on extinguishment of debt	62	—	—	119
Acquisition and pursuit costs	(769)	(669)	(287)	(92)
Merger-related costs	(7,450)	15,670	(4,855)	(10,777)
Leasing commission amortization [3]	3,663	3,335	3,002	2,706
Non-real estate depreciation and amortization	(1,509)	(1,525)	(1,372)	(1,323)
Non controlling interest	(841)	(1,027)	(1,067)	(382)
Unconsolidated JV adjustments	(389)	(377)	(351)	(327)
FFO	$128,941	$153,688	$127,978	$135,901
Acquisition and pursuit costs	769	669	287	92
Merger-related costs	7,450	(15,670)	4,855	10,777
Lease intangible amortization	213	240	146	137
Significant non-recurring legal fees/forfeited earnest money received	—	275	—	194
Debt financing costs	(62)	—	—	625
Merger-related fair value adjustment	10,667	10,554	10,864	11,979
Allowance for credit losses	—	—	8,599	—
Unconsolidated JV normalizing items	90	93	117	96
Normalized FFO	$148,068	$149,849	$152,846	$159,801

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 23

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Net income	($67,844)	($82,759)	($87,125)	($35,764)
Interest expense	66,304	65,334	63,759	64,443
Depreciation and amortization	182,989	183,193	184,479	185,275
Unconsolidated JV depreciation,amortization,and interest	4,810	4,789	5,192	4,339
EBITDA	$186,259	$170,557	$166,305	$218,293
Leasing commission amortization	3,663	3,335	3,002	2,706
Gain on sales of real estate properties	(48,811)	(7,156)	(1,007)	(73,083)
Impairments on real estate properties	56,873	55,215	26,227	54,452
EBITDAre [1]	$197,984	$221,951	$194,527	$202,368
EBITDA	$186,259	$170,557	$166,305	$218,293
Acquisition and pursuit costs	769	669	287	92
Merger-related costs	7,450	(15,670)	4,855	10,777
Gain on sales of real estate properties	(48,811)	(7,156)	(1,007)	(73,083)
Impairments on real estate assets	56,873	55,215	26,227	54,452
Gain on extinguishment of debt	(62)	—	—	(119)
Unconsolidated JV adjustments	—	—	—	8
Debt Covenant EBITDA	$202,478	$203,615	$196,667	$210,420
Leasing commission amortization	3,663	3,335	3,002	2,706
Lease intangible amortization	213	240	147	137
Acquisition/disposition timing impact [2]	(2,559)	(184)	(945)	(1,704)
Stock based compensation	2,556	3,924	3,745	3,573
Allowance for credit losses [3]	—	—	8,599	—
Rent reserves, net	442	(54)	1,371	(100)
Unconsolidated JV adjustments	90	93	117	96
Adjusted EBITDA	$206,883	$210,969	$212,703	$215,128

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
3In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 24

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	3Q 2023
ASSET TYPE	MERGER COMBINED TOTAL SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/Outpatient	$166,651	$14,693	$2,116	$1,117	$184,577	$738,308
Inpatient/Surgical	8,078	860	—	—	8,938	35,752
Office	7,062	—		—	7,062	28,248
Total Cash NOI	$181,791	$15,553	$2,116	$1,117	$200,577	$802,308

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$59,871	As of September 30, 2023 [8]		384,903,105
Re/development budget	321,478
	$381,349	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of September 30, 2023 [8]	$15.27	7.6%
OTHER ASSETS
Disposition pipeline [4]	$205,776	3Q 2023 High	$20.15	6.5%
Unstabilized properties [5]	305,288	3Q 2023 Low	$14.73	7.8%
Cash and other assets [6]	388,984
	$900,048

DEBT
Unsecured credit facility	$236,000
Unsecured term loans	1,500,000
Senior notes	3,699,285
Mortgage notes payable	77,907
Company share of joint venture net debt	12,570
Remaining re/development funding	192,524
Other liabilities [7]	242,573
	$5,960,859

1See NOI Performance schedule on pages 20 - 23 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in same store NOI.
3Timing adjustments include current quarter acquisitions as well as re/development completion adjustments totaling $0.2 million, and management fee income of $1.5 million. This is partially offset by $0.6 million of positive NOI for unstabilized properties, which are shown in other assets.
4Includes assets held for sale and planned dispositions.
5Includes 35 properties at their gross book value. These properties were comprised of 1.4 million square feet that generated positive NOI of $0.6 million.
6Includes cash of $24.7 million, notes receivable of $155.0 million, prepaid assets of $104.7 million, accounts receivable of $64.0 million, prepaid ground leases of $19.7 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville of $14.9 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $206.7 million, security deposits of $31.3 million, and deferred operating expense reimbursements of $4.6 million.
8Total shares outstanding includes OP units.

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 25

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	EXPECTED 2023		ACTUAL
	LOW	HIGH	Q3 2023	TTM
MERGER COMBINED SAME STORE
Multi-tenant average absorption (bps)	25	50	20	40
Revenue per occupied square foot	$36.25	$37.00	$36.72	$36.04
Cash NOI margin	63.5%	64.5%	62.0%	63.2%
Cash leasing spreads	3.0%	4.0%	4.8%	3.6%
Lease retention rate	75.0%	90.0%	76.1%	79.0%
Cash NOI growth, including Company's share of JVs	2.0%	3.0%	2.3%	2.8%

ANNUAL EXPECTATIONS	LOW	HIGH	YTD
NON-SAME STORE
Normalized G&A	57,000	60,000	43,521
Straight-line rent, net	28,000	32,000	24,720

Funding activity
Acquisitions	$42,950	$42,950	42,950
Dispositions to repay asset sale term loan	112,460	112,460	112,460
Additional dispositions	350,000	450,000	318,312
Re/development	100,000	125,000	79,941
1st generation TI and acq. capex	40,000	50,000	31,141
Maintenance capex
2nd generation TI	65,000	75,000	47,366
Leasing commissions paid	30,000	35,000	21,413
Capital expenditures	45,000	50,000	31,949
Total maintenance capex	140,000	160,000	100,728

Cash yield
Acquisitions	6.0%	6.5%	6.5%
Dispositions	6.0%	7.0%	6.8%
Development (stabilized)	6.5%	8.0%
Redevelopment (stabilized)	9.0%	12.0%

Net debt to adjusted EBITDA	6.0x	6.5x	6.6x

Net income (loss) attributable to common stockholders per share	$(0.75)	$(1.00)	$(0.63)
Normalized FFO per share	$1.57	$1.60	$1.18

HEALTHCARE REALTY	3Q 2023 SUPPLEMENTAL INFORMATION 26